UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 12, 2020

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, Indiana  47202-3005
(Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 12, 2020, at the 2020 annual meeting of shareholders (the "Annual Meeting") of Cummins Inc. (the "Company"), the Company’s shareholders voted on the following proposals:

•	The election of eleven directors for a one year term to expire at the Company’s 2021 annual meeting of shareholders;

•	An advisory vote on the compensation of the Company’s named executive officers;

•	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s auditors for 2020; and

•	A shareholder proposal regarding by-law amendments.

As of the March 10, 2020 record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 148,122,364 shares of the Company's Common Stock, $2.50 par value, were outstanding and entitled to vote, each entitled to one vote per share. Approximately 87.2% of all votes were represented at the Annual Meeting in person or by proxy.
The following are the final votes on the matters presented for shareholder approval at the Annual Meeting.

1.	Election of Eleven Directors for a One Year Term to Expire at the Company’s 2021 Annual Meeting of Shareholders

Name	For	Against	Abstain	Broker Non-Votes
N. Thomas Linebarger	104,326,166	8,694,637	1,210,141	14,949,171
Robert J. Bernhard	109,572,240	4,520,936	137,768	14,949,171
Dr. Franklin R. Chang Diaz	110,562,090	3,527,953	140,901	14,949,171
Bruno V. Di Leo Allen	111,888,635	2,201,768	140,541	14,949,171
Stephen B. Dobbs	112,489,184	1,591,778	149,982	14,949,171
Robert K. Herdman	109,416,605	4,672,832	141,507	14,949,171
Alexis M. Herman	99,212,892	14,881,658	136,394	14,949,171
Thomas J. Lynch	104,721,456	9,367,015	142,473	14,949,171
William I. Miller	106,484,689	7,599,255	147,000	14,949,171
Georgia R. Nelson	106,438,776	7,614,352	177,816	14,949,171
Karen H. Quintos	112,788,012	1,310,946	131,986	14,949,171

2.	Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
106,561,979	7,363,076	305,889	14,949,171

3.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Auditors for 2020

For	Against	Abstain	Broker Non-Votes
126,242,590	2,769,107	168,418	-

4.	Shareholder Proposal Regarding By-Law Amendments

For	Against	Abstain	Broker Non-Votes
5,636,476	107,783,802	810,666	14,949,171

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2020

CUMMINS INC.
/s/ MARK J. SIFFERLEN
Mark J. Sifferlen Corporate Secretary